                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of K-Tron International, Inc. (the "Company") on Form 10-Q for the period ended July 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
B. Cloues, II, Chairman of the Board of Directors and Chief Executive Officer of the Company, and I, Ronald R. Remick, Senior Vice President, Chief Financial Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

RONALD R. REMICK                            EDWARD B. CLOUES, II
----------------                            --------------------
Ronald R. Remick                            Edward B. Cloues, II
Senior Vice President, Chief Financial      Chairman and Chief Executive Officer
  Officer and Treasurer
Date: August 16, 2004                       Date: August 16, 2004